UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/31/2009

EnteroMedics Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33818

Delaware	48-1293684
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2800 Patton Road
St. Paul, MN 55113
(Address of principal executive offices, including zip code)

651-634-3003
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On March 31, 2009, Ellen Koskinas notified EnteroMedics Inc. (the "Company") of her resignation as a Class I member of the Board of Directors (the "Board") of the Company and as a member of the Compensation Committee of the Board, effective as of April 3, 2009. Ms. Koskinas' resignation was formally accepted by the Chairman of the Board on April 3, 2009 and upon the effectiveness of her resignation, the Board was reduced to nine members.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnteroMedics Inc.

Date: April 03, 2009	By:	/s/ Greg S. Lea
Greg S. Lea
Senior Vice President and Chief Financial Officer